EXHIBIT 32.1

                  Certification Required by 18 U.S.C. Sec. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

     In connection with the filing by Premiere Publishing Group, Inc. (the "Company") of the Quarterly Report on Form 10-Q for the period ending September 30, 2008 (the "Report"), the undersigned hereby certifies:

     1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial respects, the financial condition and results of operations of the Company.



Date: November 19, 2008

                                                     /s/  Omar Barrientos
                                                     --------------------
                                                     Omar Barrientos, Principal
                                                     Executive Officer and
                                                     Principal Financial and
                                                     Accounting Officer